UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 11, 2005

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                           RCG COMPANIES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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             DELAWARE                     1-8662               23-2265039
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   (State or other jurisdiction   (Commission File Number)   (IRS Employer
        of incorporation)                                   Identification No.)


     6836 MORRISON BLVD., STE. 200, CHARLOTTE,
                   NORTH CAROLINA                               28211
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     (Address of principal executive offices)                (Zip Code)

                                 (704) 366-5054
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

         This Current Report on Form 8-K and the press release incorporated by reference herein are furnished by RCG Companies Incorporated (the "Company") pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 15 of the Securities Exchange Act of 1934.

         On February 11, 2005, the Company issued a press release regarding its entry into an agreement to acquire 100% of the outstanding capital stock of OneTravel, Inc., and its initial closing of a private placement of convertible debentures.

         In addition to financial measures calculated in accordance with generally accepted accounting principles in the United States ("GAAP"), the press release contains non-GAAP financial measures regarding the "gross bookings" of OneTravel, Inc. The "gross bookings" figure set forth in the press release represents the retail value of fares charged to customers as compared to net amounts retained from such sales. The Company has adopted the net method for revenue recognition as suggested by the Emerging Issues Task Force 99-19. The Company believes that such non-GAAP financial measures are useful to investors because they provide an alternative method for assessing OneTravel, Inc.'s operations. The Company's management uses these non-GAAP financial measures for the same purpose.

         A copy of the press release is furnished as an Exhibit herewith.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit           Description
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99.1              Press Release dated February 11, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2005

                                        RCG COMPANIES INCORPORATED


                                        By: /s/ Michael Pruitt
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                                            Michael Pruitt
                                            President